PCS Edventures!.com, Inc.

Request for:

Extension of Promissory Note Dated March 31, 2011

and

Acceptance Of Warrants

Contents:

Amendment and Extension of Promissory Note

and Acceptance of Warrants;

Subscription Agreement;

and

Noteholder Acknowledgments

Please complete the attached Amendment and Extension of Promissory Note and Acceptance of Warrants, Subscription Agreement and Noteholder Acknowledgments and deliver them to:

PCS Edventures!.com, Inc.

345 Bobwhite Court, Suite 200

Boise, Idaho  83706

Attn:  Anthony A. Maher

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10% Secured Promissory Note

Original Due Date:                  June 29, 2011

Dated: March 31, 2011

Extended Due Date:          October 27, 2011

Amendment and Extension of Promissory Note

and

Acceptance of Warrants

PCS Edventures!.com, Inc., an Idaho corporation (“Company”), issued a promissory note dated March 31, 2011 in the amount of $__________ (“Note”) payable to the Lender designated therein on June 29, 2011 (“Original Due Date”).  A copy of the Note is attached hereto and incorporated herein.

The Note was issued as part of an offering of Promissory Notes and Warrants (“Offering”) by the Company in March 2011 whereby Notes in the aggregate amount of Two Hundred and Fifteen Thousand Dollars ($215,000) were issued to certain Lenders.  The Note is secured in accordance with a Security Agreement dated March 31, 2011 (“Security Agreement”).  As part of the Offering, the Lenders were issued warrants (“Original Warrants”) to acquire shares of Company’s common stock for $0.15 per share exercisable at any time within 36 months after the date of issuance of the Warrants.

Noteholder is the Lender designated in the Note or a successor or assign of the designated Lender.

In consideration of the mutual promises set forth herein, Company and Noteholder agree as follows (“Agreement’):

1.

Issuance of Warrants.   Upon due execution of this Agreement, the  Subscription Agreement and the Noteholder Acknowledgements by Noteholder (collectively, “Extension Documents”) and delivery thereof to Company, Company will issue to Noteholder a Warrant to purchase the same number of shares of Company’s Common Stock as provided in the Original Warrant, exerciseable for $0.15 per share at any time within 36 months after March 31, 2011.

2.

Extension of Due Date.  The Note is hereby amended by extending the payment due date stated in the second paragraph of the Note from June 29, 2011 to October 27, 2011.  Noteholder hereby waives any default under the Note or the Security Agreement that may have occurred prior to Noteholder’s execution and delivery of the Extension Documents.

3.

Effectiveness of Note and Security Agreement Terms.  Except for the extension of the due date of the Note as provided in paragraph 2 of this Agreement, the Note and the Security Agreement shall remain in full force and effect in accordance with their respective terms.

[Signature page follows]

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In witness whereof, the Company and Noteholder have caused this Agreement to be duly executed as of June 27, 2011.

Company:   PCS Edventures!.com, Inc.

By:____________________________

      Anthony Maher

      Chairman & CEO

Noteholder:

By:

___________________________________________

              Printed Name(s)

By:   _____________________________________________

  Signature(s)

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Anthony A. Maher

PCS Edventures!.com, Inc.

345 Bobwhite Court, Suite # 200

Boise, ID  83706

Re:

Amendment and Extension of Promissory Note and Acceptance of Warrants

The undersigned is the holder of a promissory note dated March 31, 2011 (“Note”) issued by PCS Edventures!.com, Inc., an Idaho corporation (the "Company"), to the Lender designated therein.  Noteholder is the Lender designated in the Note or the successor or assign of the designated Lender. In connection with the issuance of the Note, the Company issued a warrant (“Original Warrant”) to acquire shares of Company’s common stock for $0.15 per share exercisable at any time within 36 months after the date of issuance of the Warrant. In connection with the Amendment and Extension of Promissory Note and Acceptance of Warrants by Noteholder requested by Company, the undersigned Noteholder and Company hereby agree as follows:

1.

Subscription.  In consideration of Noteholder’s agreement to extend the payment due date of the Note pursuant to the Amendment and Extension of Promissory Note and Acceptance of Warrants, Noteholder hereby subscribes for and agrees to accept Company’s additional warrant (“Additional Warrant”) to purchase the same number of shares of Company’s common stock upon the same terms and conditions as provided in the Original Warrant, set forth on the signature page of this Subscription Agreement ("Subscription"), subject to the following conditions and understandings:

2.

Acceptance or Rejection.  Company, in its sole discretion and for any reason, may accept or reject this Subscription, in whole or in part; provided, however, that the Amendment and Extension of Promissory Note and Acceptance of Warrants by Noteholder shall be void if this Subscription is rejected by Company.

3.

Representations and Warranties.  Noteholder makes the acknowledgments, representations and warranties set forth in this Section 3 with the intent that the Company may rely on them in determining the suitability of the Noteholder's investment in the Note (as amended) and Additional Warrant.

(a)

Ability to Evaluate.  Noteholder, by reason of Noteholder’s knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of agreeing to extend the payment due date of the Note and to accept the Additional Warrant. Noteholder recognizes that the Additional Warrant is speculative and that extension of the Note and acceptance of the Additional Warrant involves a high degree of risk.  Noteholder is prepared to bear the economic risk for an indefinite period of time and is able to withstand a total loss of the Note and Additional Warrant.

(b)  Investment Intent.  Noteholder acknowledges that the extension of the Note and acceptance of the Additional Warrant are being made for the Noteholder’s own account, for investment purposes only and not with the present intention of distributing or reselling the Note or the Additional Warrant or the Common Stock that may be acquired upon exercise of the Additional Warrant (“Underlying Stock’”).  Noteholder further understands that neither the Note, the Additional Warrant nor the Underlying Stock have been registered under the Securities Act of 1933 (the "Act"), or under any state securities laws by reason of specific exemptions therefrom, which depend upon, among other things, the accuracy of Noteholder's representations as

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expressed in this Subscription.  Noteholder acknowledges that transfer of the Note, the Additional Warrant and the Underlying Stock is restricted under the Act and under applicable state securities laws.  Noteholder further acknowledges that the Company has urged Noteholder to consult with his or her counsel regarding the restrictions on resale of the Note or the Additional Warrant or the Underlying Stock prior to any resale thereof.

(c)

Investment Information.  Noteholder will rely solely on investigations made by Noteholder and/or Noteholder’s advisors in making any investment decision in connection with this Subscription.  In particular, and without limiting the generality of the foregoing, Noteholder has not relied on, and Noteholder's decision has not been influenced by:  (i) newspaper, magazine or other media articles or reports related to the Company or its business; (ii) promotional literature or other materials used by the Company for sales or marketing purposes; or (iii) any other written or oral statement of the Company or persons purporting to represent the Company or oral statements of Anthony A. Maher, communicated to the Noteholder in connection herewith.  Noteholder has had the opportunity to discuss all aspects of this transaction with management of the Company, has made or has had the opportunity to make such inspection of the books and records of the Company as Noteholder has deemed necessary in connection herewith, and any questions asked have been answered to the satisfaction of Noteholder.

(d)

Understanding of Risks.  Noteholder understands that, in addition to the risks undertaken upon investment in the original Note pursuant to the offering (“Offering”) dated March 15, 2011, Noteholder’s agreement to extend the payment due date of the Note pursuant to the Amendment and Extension of Promissory Note and Acceptance of Warrants presents additional risks to the Noteholder.

(e) Accredited Noteholder Status.  Noteholder is and remains an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Act and within the meaning of similar regulations under state securities laws for the reasons indicated in the "Noteholder Acknowledgments" accompanying this Subscription.   To be an accredited investor, the Noteholder must (i) be a natural person who had an individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the last two years or joint income with that person's spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of those years and has a reasonable expectation of realizing the same income level in the current year, (ii) be a natural person whose individual net worth, or joint net worth with that person's spouse (exclusive of the value of Noteholder’s principal residence) exceeds One Million Dollars ($1,000,000), (iii) be an organization or entity consisting solely of persons who meet the requirements specified in (i) or (ii) above, or (iv) be any other "accredited investor" as that term is defined in Rule 501 of Regulation D under the Act.

4.

Survival.  The representations and warranties contained in Section 3 herein will survive the Closing.

5.

Reliance on Representations and Warranties;   Noteholder understands that the Company will rely on the representations and warranties of Noteholder herein in determining compliance with federal and applicable state securities laws.  Noteholder hereby agrees to indemnify the Company and its respective affiliates, and hold the Company and its affiliates harmless from and against any and all liability, damage, cost or expense (including reasonable attorneys' fees) incurred on the account of or arising out of: (a) any inaccuracy in Noteholder's acknowledgments, representations and warranties set forth in this Subscription; (b) Noteholder’s disposition of the Note, the Additional Warrant or the Underlying Stock contrary to the Noteholder’s acknowledgments, representations and warranties in this Subscription; (c) any suit

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or proceeding based upon the claim that Noteholder’s acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any of its affiliates or the disposition of all or any part of Noteholder's Note, Additional Warrant or Underlying Stock; and (d) Noteholder's failure to fulfill any or all of Noteholder's obligations herein.

6.   Updating Information.  All of the information set forth herein with respect to Noteholder, including (without limitation) all of the acknowledgments, representations and warranties set forth herein, is correct and complete as of the date hereof.  If there should be any material change in such information prior to the acceptance of this subscription by the Company, Noteholder will immediately furnish the revised or corrected information to the Company.

7.    Notices.  Any notices or other communication required or permitted hereunder shall be sufficiently given if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, if to the Company, to: PCS Edventures!.com, Inc., Attn: Mr. Anthony A. Maher, 345 Bobwhite Court Suite 200, Boise, Idaho  83706, and if to Noteholder, at the address set forth following Noteholder's signature to this Subscription, or to such other address as either the Company or Noteholder shall designate to the other by notice in writing.

8.   Successors; Amendment.  This Subscription inures to the benefit of and is binding upon the parties to this Subscription and their respective heirs, executors, administrators, successors and permitted assigns.  The obligations of the Noteholder and the acknowledgments, representations and warranties herein contained shall be binding upon Noteholder and his heirs, executors, administrators, and assigns.  This Subscription may be amended, modified or terminated only by an agreement in writing, signed by the parties to be charged by such amendment, modification or termination.

9.   Governing Law.  This Subscription shall be governed by and construed in accordance with the laws of the State of Idaho.

10. Signatures.  Noteholder declares under penalty of perjury that the statements, acknowledgments, representations and warranties contained herein are true, correct and complete and that this Subscription was executed.

Noteholder:

By____________________________________

        Printed Name

By____________________________________

       Noteholder Signature

Accepted by PCS Edventures!.com, Inc. as of _______________, 2011.

By____________________________________

   Anthony A. Maher, Chairman & CEO

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NOTEHOLDER ACKNOWLEDGMENTS

The information contained herein is being furnished to PCS Edventures!.com, Inc. ( "Company") in connection with the undersigned Noteholder's interest in extending the due date of the Company’s promissory note (“Note”) and accepting an Additional Warrant to purchase common stock of the Company pursuant to a certain Amendment and Extension of Promissory Note and Acceptance of Warrants of even date.  Noteholder acknowledges and understands that the Company will rely upon the information contained herein for purposes of determining whether the extension of the Note and acceptance of Warrants will be exempt from registration under the Securities Act of 1933 and certain exemptions from qualification under applicable state securities laws.

Noteholder expressly acknowledges the following by placing his or her initials in each of the spaces provided below:

NOTEHOLDER HAS CAREFULLY READ THE ACCOMPANYING SUBSCRIPTIONAGREEMENT AND, IN PARTICULAR, HAS CAREFULLY READ AND UNDERSTANDS THE NOTEHOLDER'S REPRESENTATIONS AND WARRANTIES MADE THEREIN, AND CONFIRMS THAT ALL SUCH REPRESENTATIONS AND WARRANTIES ARE  TRUE AND CORRECT.

Noteholder represents that he/she/it is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act of 1933, since he/she is (initial all applicable spaces):

   (a) _____

A natural person whose individual income exceeded Two Hundred Thousand Dollars ($200,000) in each of the last two years, or joint income with that person's spouse exceeded Three Hundred Thousand Dollars ($300,000) in each of those two years, and who reasonably expects to realize the same income level in the current year.  If this section (a) is selected, please provide written verification from your tax accountant or other knowledgeable third party that you satisfy these criteria.

   (b) _____

 A natural person whose individual net worth, or joint net worth with that person's spouse, exclusive of the value of Noteholder’s principal residence now exceeds One Million Dollars ($1,000,000).  If this section (b) is selected, please provide written verification from your tax accountant or other knowledgeable third party that you satisfy these criteria.

   (c) _____

 An organization or entity consisting solely of persons who meet the requirements specified in Paragraphs (a) or (b) above. If this section (c) is selected, please provide for each individual affiliated with the organization or entity, a written verification from his or her tax accountant or other knowledgeable third party that you satisfy these criteria.

   (d) _____

Any other "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act of 1933.  If this section (d) is selected, please provide a letter stating which "accredited investor" criteria enunciated in Rule 501 you are relying upon, and an explanation as to why you qualify therefore; unless the Noteholder's principal occupation is that of an investment counselor or advisor, tax attorney or tax accountant, the Noteholder has consulted his or her own counsel or tax advisor concerning the terms of this investment and its suitability for their individual tax and financial planning purposes.

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SIGNATURES

Noteholder declares that, to the best of Noteholder's knowledge and belief, the above information is complete, true and correct in all respects and Noteholder understands that the Company will rely on the accuracy of such information.

 Executed this ______ day of ________________, 2011

________________________________________________________________

 Noteholder Name(s) Printed

________________________________________________________________

Noteholder(s) Signature

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